                                                                   EXHIBIT 10.36

                       AMENDMENT TO THE RIGHTS AGREEMENT

     This Amendment ("Amendment"), dated November 24, 1997, to the Rights Agreement, dated October 17, 1996 (the "Rights Agreement"), is entered into by and among Corinthian Colleges, Inc., a Delaware corporation ("Company"), Primus Capital Fund III, Limited Partnership, an Ohio limited partnership, BOCP II, Limited Liability Company, an Ohio limited liability company and successor by merger to Banc One Capital Partners II, Limited Partnership, Banc One Capital Partners II Limited Liability Company, an Ohio limited liability company, and successor to Banc One Capital Partners II, Ltd., David G. Moore, Paul St. Pierre, Frank J. McCord, Dennis L. Devereux and Lloyd W. Holland.

     The parties hereto agree to amend the Rights Agreement as follows:

          1.  The definition of Underlying Common Stock set forth in Section
     1.85 shall be amended to include the Class B Common issuable upon conversion of the Company's Class A Series 2 Preferred Stock and the Class A Common issuable upon conversion of the Company's Class A Series 3 Preferred Stock.

          2. Except as provided above, the Rights Agreement shall continue in full force and effect unamended.

                           *     *     *     *     *

          The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                                  HOLDERS:


CORINTHIAN COLLEGES, INC.                 BANC ONE CAPITAL PARTNERS II, LIMITED
                                          LIABILITY COMPANY

By /s/ David G. Moore                     By: BOCP Holdings Corporation,
   -----------------------------              Manager
     David G. Moore, President

                                          By___________________________________
EXECUTIVES:
                                          Its:  Authorized Signer
/s/ David G. Moore
_____________________________________
David G. Moore                            PRIMUS CAPITAL FUND III LIMITED
                                          PARTNERSHIP
/s/ Paul St. Pierre
____________________________________      By:  Primus Venture Partners, Inc.
Paul St. Pierre
                                          By___________________________________
/s/ Frank J. McCord                            Loyal W. Wilson
____________________________________
Frank J. McCord                           Its__________________________________

/s/ Dennis L. Devereux
____________________________________      BOCP II, LIMITED LIABILITY COMPANY
Dennis L. Devereux
                                          By:  BOCP Holdings Corporation,
/s/ Lloyd W. Holland                           Manager
____________________________________
Lloyd W. Holland                          By___________________________________

                                          Its: Authorized Signer

       The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.


COMPANY:                                     HOLDERS:


CORINTHIAN COLLEGES, INC.                    BANC ONE CAPITAL PARTNERS II,
                                             LIMITED LIABILITY COMPANY

By                                           By: BCOP Holdings Corporation,
    --------------------------------             Manager
       David G. Moore, President
                                             By
                                               --------------------------------
EXECUTIVES:                                  Its: Authorized Signer


-------------------------------------
David G. Moore                               PRIMUS CAPITAL FUND III LIMITED
                                             PARTNERSHIP
/s/ Paul St. Pierre
-------------------------------------        By: Primus Venture Partners, Inc.
Paul St. Pierre
                                             By
                                               --------------------------------
/s/ Frank J. McCord                                    Loyal W. Wilson
--------------------------------------
Frank J. McCord                              Its
                                               --------------------------------
/s/ Dennis L. Devereux
--------------------------------------       BOCP II, LIMITED LIABILITY COMPANY
Dennis L. Devereux
                                             By: BOCP Holdings Corporation,
/s/ Lloyd W. Holland                             Manager
---------------------------------------
Lloyd W. Holland                             By
                                               --------------------------------
                                             Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                               HOLDERS:


CORINTHIAN COLLEGES, INC.              BANC ONE CAPITAL PARTNERS II,
                                       LIMITED LIABILITY COMPANY

By  ___________________________        By: BOCP Holdings Corporation, Manager
     David G. Moore, President
                                       By  __________________________________

EXECUTIVES:                            Its:  Authorized Signer



________________________________
David G. Moore                         PRIMUS CAPITAL FUND III LIMITED
                                       PARTNERSHIP


________________________________       By: Primus Venture Partners, Inc.
Paul St. Pierre
                                       By   /s/ Loyal W. Wilson
                                           ----------------------------------
                                            Loyal W. Wilson

________________________________
Frank J. McCord                        Its   President
                                            ---------------------------------


________________________________       BOCP II, LIMITED LIABILITY COMPANY
Dennis L. Davereux
                                       By:  BOCP Holdings Corporation, Manager


________________________________       By  __________________________________
Lloyd W. Holland
                                       Its:  Authorized Signer